Summary Prospectus

July 30, 2018, as amended August 14, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated July 30, 2018, along with the Fund’s annual report dated March 31, 2018, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.centerstoneinv.com. You can also obtain these documents at no cost by calling 1.877.314.9006 or by sending an email request to ordercenterstonefunds@thegeminicompanies.com.

Investment Objective. The investment objective of the Centerstone Investors Fund (the “Investors Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Investors Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Investors Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Investors Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None
Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.44%	0.44%	0.44%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%
Fee Waiver/Expense Reimbursement	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.37%	2.12%	1.12%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Investors Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the Investors Fund and is not a direct expense incurred by the Investors Fund or deducted from the Investors Fund assets. Since this number does not represent a direct operating expense of the Investors Fund, the operating expenses set forth in the Investors Fund’s financial highlights do not include this figure.
(4)	Pursuant to an operating expense limitation agreement between Centerstone Investors, LLC (the “Adviser”) and the Centerstone Investors Trust (the “Trust”), the Adviser has agreed to waive its fees and/or absorb expenses of the Investors Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Investors Fund do not exceed 1.35%, 2.10% and 1.10%, of the Investors Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Investors Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Investors Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investors Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investors Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$633	$936	$1,287	$2,272
Class C	Shares held $215 hares sold $315	$689	$1,214	$2,653
Class I	$114	$382	$696	$1,589

Portfolio Turnover. The Investors Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Investors Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Investors Fund’s performance. During the fiscal period ended March 31, 2018, the Investors Fund’s portfolio turnover rate was 20.55% of the average value of its portfolio.

Principal Investment Strategies. To achieve its objective of long-term capital growth, the Investors Fund will normally invest at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Investors Fund may also invest in cash and cash equivalents. The Investors Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Investors Fund may also invest in foreign and domestic preferred equity securities and American Depositary Receipts (“ADRs”). The Investors Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. The Investors Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Investors Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and exchange-traded funds (“ETFs”). The Investors Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The Investors Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser will follow a global, bottom-up oriented long-term investment philosophy. The Investors Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the Investors Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses.

Investment decisions for the Investors Fund are made without regard to the capitalization (size) of the companies in which it invests. The Investors Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Investors Fund anticipates it will allocate a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Investors Fund’s net assets will be allocated to foreign investments (the Investors Fund expects at least 30% of its equity investments will normally be in foreign equities).

The Adviser may invest the Investors Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis will be in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Investors Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Investors Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The Investors Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Investors Fund. The principal risks of investing in the Investors Fund are:

w	General Risks. Economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Investors Fund invests. There is risk that these and other factors may adversely affect the Investors Fund’s performance. You could lose money by investing in the Investors Fund.
w	Management Risk. The risk that the investment process used by the Investors Fund’s portfolio manager could fail to achieve the Investors Fund’s investment goal and cause an investment in the Investors Fund to lose value.
w	Market Risk. The value of the Investors Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Investors Fund invests, as well as economic, political, or social events in the United States or abroad.
w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.
w	Equity Securities Risk. The Investors Fund primarily invests in common stock (and securities convertible into common stocks) and may also invest in preferred stocks and ADRs, which subjects the Investors Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Investors Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
w	Large-Cap Company Risk. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.
w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the Investors Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.
w	Small-Cap Company Risk. The risk that the securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large or mid-cap companies, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
w	Fixed Income Risk. When the Investors Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the Investors Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
w	Foreign Investment Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.
w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Investors Fund owns and the Investors Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
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w	Gold and Precious Metals Risk. The Investors Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the Investors Fund’s performance.
w	ETF Risk. Investment in an ETF carries risks associated with the ETF’s underlying securities and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. ETFs are also subject to investment adviser fees and other expenses, which will be indirectly paid by the Investors Fund.
w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the Investors Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Investors Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Investors Fund is not required to use hedging and may choose not to do so.
w	ADR Risk. ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.
w	Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
w	Derivatives Risk. The risks of investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
w	Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Investors Fund’s investment in that issuer. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Investors Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.
w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Investors Fund to achieve its investment objective and could increase the operating expenses of the Investors Fund.
w	Cyber Security Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Investors Fund and/or its service providers to suffer data corruption or lose operational functionality.
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Performance. The bar chart and performance table below show the variability of the Investors Fund’s returns, which may be an indication of the risks of investing in the Investors Fund. The bar chart shows performance of the Investors Fund’s Class I shares for each full calendar year since the Investors Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Investors Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the Fund toll-free at 877.314.9006.

Performance Bar Chart

Calendar Year Ended December 31

Best Quarter: 2nd Quarter 2017 4.42%

Worst Quarter: 3rd Quarter 2017 2.25%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2018, was (1.12)%.

Performance Table

Average Annualized Total Returns

For periods ended December 31, 2017

	One Year	Since Inception of the Investors Fund (05-03-2016)
Class I Return before taxes	13.93%	10.48%
Class I Return after taxes on distributions	13.58%	10.16%
Class Return after taxes on distributions and sale of Fund shares	8.10%	7.98%
Class A Return before taxes	7.83%	6.77%
Class C Return before taxes	12.71%	9.63%
MSCI AC World Index	23.97%	18.50%
MSCI World Index	22.40%	17.59%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Investment Adviser. Centerstone Investors, LLC serves as the Investors Fund’s Adviser.

Portfolio Manager. The following individual serves as the Investors Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Investors Fund since
Abhay Deshpande, CFA	Founder & CIO of the Adviser	Inception May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone Investors Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 877.314.9006. Investors who wish to purchase or redeem Investors Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Investors Funs through omnibus arrangements. These limits are applied on a per transaction basis or, in the case of the maximum investment amount, on aggregate purchases by an investor on a single trading day. The Investors Fund may waive or reduce its minimum or maximum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The Investors Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Investors Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Investors Fund and its related companies may pay the intermediary for the sale of Investors Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Investors Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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